UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 28, 2007

HARLAND CLARKE HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-143717 (Commission File Number)	84-1696500 (IRS Employer Identification No.)

2939 Miller Road, Decatur, Georgia (Address of Principal Executive Offices)	30035 (Zip Code)

(770) 981-9460
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 27, 2007, Charles T. Dawson became President and Chief Executive Officer of Harland Clarke Holdings Corp. (the “Company”) and Peter Fera became Chief Financial Officer of the Company. Messrs. Dawson and Fera assumed such offices from Barry F. Schwartz and Paul G. Savas, respectively. Mr. Schwartz continues to hold the positions of Acting President and Chief Executive Officer and Executive Vice President and General Counsel of M & F Worldwide Corp. (“M&F Worldwide”), the ultimate parent company of the Company. Mr. Savas continues to hold the position of Executive Vice President and Chief Financial Officer of M&F Worldwide.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
	By:	/s/ Edward P. Taibi
		Name:	Edward P. Taibi
		Title:	Vice President
Date: September 28, 2007